                                                                   Exhibit 23.01


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-46879) of Clearview Cinema Group, Inc. of our report dated March 19, 1998 included in Item 7 of this Form 10-KSB.


PRICE WATERHOUSE LLP
New York, New York
March 19, 1998